John Hancock Investments

Supplement dated January 3, 2014 to Current Statutory Prospectuses relating to Class A, Class B and/or Class C Shares

Effective February 3, 2014, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.